Exhibit 10.34

HSBC

CONFIDENTIAL

10 February 2023

Attention: Sng Yew Jin
Director

(hereinafter referred to as "**you**" or the "**Borrower**")

Dear Sirs

BANKING FACILITIES

1. **Revision to Security**

1.1 Clause 5 of the Facility Letter shall be deleted in its entirety and replaced with the following:-

"5. **Security**

All monies owing by the Borrower to the Bank shall be secured by the following:-

(a) an existing charge over specified term deposit account(s) dated 22 August 2019 (the "**Charge 1**"), provided by the Borrower;

(b) an existing charge over all term deposit accounts dated 27 June 2019 (the "**Charge 2**"), provided by A & P Maintenance Services Pte Ltd;

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Primech A & P Pte. Ltd.

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10 February 2023

(c) a fresh charge over all term deposit accounts (the "**Charge 3**"), to be provided by the Borrower (the "**Charge 3**", and together with Charge 1 and Charge 2 shall collectively be referred to herein as the "**Charges**");

(d) an existing all monies debenture over all present and future assets dated 31 October 2018 as amended and restated in 1 April 2021, provided by the Borrower;

(e) an existing joint and several guarantee for an unlimited amount dated 24 August 2018, provided by Sng Yew Jin, Kwek Jin Ngee, Vernon and Ho Kin Wai; and

(f) an existing corporate guarantee for an unlimited amount dated 31 March 2021, provided by Sapphire Universe Holdings Limited,

(collectively, the "**Security Documents**" and any third party providing security shall be referred to herein as the "**Guarantors**")."

1.2 Upon compliance with all the conditions in Clause 3, the Bank agrees to release and/or discharge the Charge 2. In this regard, the Borrower shall on demand pay to the Bank and indemnify the Bank for all costs, expenses and fees incurred or charged by the Bank in connection with the release and/or discharge of the Charge 2. The Charge 2 shall be retained at our office for record purposes.

2. Revision to Schedule of General Terms and Conditions

Clause 17 under the Schedule of General Terms and Conditions of the Facility Letter shall be deleted in its entirety and replaced with the following:-

"17. Sanctions

The Borrower will not, directly or indirectly, use the Facilities, or lend, contribute or otherwise make available the Facilities to any subsidiary, joint venture partner or other Person (as defined below), (i) to fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions (as defined below) or (ii) in any other manner that would result in a violation of Sanctions by any Person. None of the Borrower, any of its subsidiaries, any director or officer, or any employee, agent or affiliate, of the Borrower or any of its subsidiaries, is an individual or entity ("**Person**") that is, or is owned or controlled by Persons that are, (A) the subject of any sanctions administered or enforced by the US Department of the Treasury's Office of Foreign Assets Control, the US Department of State, the United Nations Security Council, the European Union, HM Treasury, the Hong Kong Monetary Authority or the Monetary Authority of Singapore (collectively, "**Sanctions**"), or (B) located, organised or resident in a country or territory that is, or whose government is, the subject of Sanctions."

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Primech A & P Pte. Ltd.

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3. Conditions

The continued availability of the Facilities is subject to the Borrower submitting to the Bank the following documents in such form and content satisfactory to the Bank and (where applicable) complying with the following requirements:-

(a) the attached duplicate copy of this Supplemental Facility Letter with the form of acceptance thereon duly signed by the Borrower and the form of confirmation duly signed by the Guarantors;

(b) the resolutions of the Board of Directors of the Borrower approving the acceptance of the Facilities, the execution of the Charge 3 in favour of the Bank and the provision of any other documents required by the Bank;

(c) the Charge 3 and all other documents for the purpose of perfecting the Charge 3, duly executed by the Borrower;

(d) a certified true copy of the constitutional documents as the Bank may require of the Borrower; and

(e) such other information and documents as the Bank may require.

4. General

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Primech A & P Pte. Ltd.

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Please arrange for the enclosed duplicate copy of this Supplemental Facility Letter to be signed and returned, approving the acceptance of the revised terms and conditions of this Supplemental Facility Letter, within 21 days from the date of this Supplemental Facility Letter.

Yours faithfully

Lionel Wee
Vice President
Commercial Banking

David Sim
Senior Vice President and Team Head
Commercial Banking

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Primech A & P Pte. Ltd.

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10 February 2023

To: The Manager
The Hongkong and Shanghai Banking Corporation Limited, Singapore Branch

ACCEPTANCE AND CONFIRMATION

We, **Primech A & P Pte. Ltd.**, confirm our acceptance of the offer and all the revised terms and conditions contained in the attached supplemental facility letter dated 10 February 2023.

For and on behalf of
Primech A & P Pte. Ltd.

Name(s) : Sng Yew Jin

Designation : Director

Date : 2nd March 2023

Lionel Wee
075273
Signature Verified

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Primech A & P Pte. Ltd. **Page 6 of 9**
10 February 2023

To: The Manager
The Hongkong and Shanghai Banking Corporation Limited, Singapore Branch (the "**Bank**")

GUARANTOR'S CONFIRMATION

I, **Ho Kin Wai**, confirm that:-

(a) I consent to the terms and conditions as set out in the Bank's facility letter dated 26 July 2022 (as the same may be revised, amended and/or supplemented from time to time) and the supplemental facility letter dated 10 February 2023 to **Primech A & P Pte. Ltd.**; and

(b) I am and will be bound by the terms of the guarantee executed or to be executed by me in favour of the Bank, and that my obligations under the said guarantee are and will remain in full force and effect.

Name : **Ho Kin Wai**

Identification No. : H32086123

Date : 2nd March 2023

Lionel Wee
075273
Signature Verified

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Primech A & P Pte. Ltd.

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10 February 2023

To: The Manager
The Hongkong and Shanghai Banking Corporation Limited, Singapore Branch (the "**Bank**")

GUARANTOR'S CONFIRMATION

I, **Kwek Jin Ngee, Vernon**, confirm that:-

(a) I consent to the terms and conditions as set out in the Bank's facility letter dated 26 July 2022 (as the same may be revised, amended and/or supplemented from time to time) and the supplemental facility letter dated 10 February 2023 to **Primech A & P Pte. Ltd.**; and

(b) I am and will be bound by the terms of the guarantee executed or to be executed by me in favour of the Bank, and that my obligations under the said guarantee are and will remain in full force and effect.

Name : **Kwek Jin Ngee, Vernon**

Identification No. : S7145417G

Date : 2nd March 2023

Lionel Wee
075273
Signature Verified

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Primech A & P Pte. Ltd.

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10 February 2023

To: The Manager
The Hongkong and Shanghai Banking Corporation Limited, Singapore Branch (the "**Bank**")

GUARANTOR'S CONFIRMATION

I, **Sng Yew Jin**, confirm that:-

(a) I consent to the terms and conditions as set out in the Bank's facility letter dated 26 July 2022 (as the same may be revised, amended and/or supplemented from time to time) and the supplemental facility letter dated 10 February 2023 to **Primech A & P Pte. Ltd.**; and

(b) I am and will be bound by the terms of the guarantee executed or to be executed by me in favour of the Bank, and that my obligations under the said guarantee are and will remain in full force and effect.

Name : **Sng Yew Jin**

Identification No. : S0074972I

Date : 2nd March 2023

Lionel Wei
015273
Signature Verified

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Primech A & P Pte. Ltd. **Page 9 of 9**
10 February 2023

To: The Manager
The Hongkong and Shanghai Banking Corporation Limited, Singapore Branch (the "**Bank**")

GUARANTOR'S CONFIRMATION

We, **Sapphire Universe Holdings Limited**, confirm that:-

(a) we consent to the terms and conditions as set out in the Bank's facility letter dated 26 July 2022 (as the same may be revised, amended and/or supplemented from time to time) and the supplemental facility letter dated 10 February 2023 to **Primech A & P Pte. Ltd.**; and

(b) we are and will be bound by the terms of the guarantee executed or to be executed by us in favour of the Bank, and that our obligations under the said guarantee are and will remain in full force and effect.

For and on behalf of
Sapphire Universe Holdings Limited

Vanel Wee
075273
Signature Verified

Name : Ho Kin Wai

Designation : Director

Date : 2nd March 2023

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CONFIDENTIAL

28 July 2023

Primech A & P Pte. Ltd.

(Entity No. 198801704H)

23 Ubi Crescent

Singapore 408579

Attention:	Sng Yew Jin
Director

(hereinafter referred to as “you” or the “Borrower”)

Dear Sirs

BANKING FACILITIES

We, The Hongkong and Shanghai Banking Corporation Limited, Singapore Branch (the “Bank”), refer to the facility letter dated 26 July 2022 (as the same may be revised, amended and/or supplemented from time to time) (the “Facility Letter”) in respect of the banking facilities specified therein (the “Facilities” and each a “Facility”) made available to Primech A & P Pte. Ltd., and wish to advise the following revisions to the terms and conditions as set out in this supplemental facility letter (the “Supplemental Facility Letter”).

All terms and expressions defined in the Facility Letter shall bear the same meaning in this Supplemental Facility Letter, unless otherwise stated.

1.	Breach of Undertakings

1.1	The Bank noted the occurrence of a breach of the undertakings contained in Clauses 8(e) and 8(f) of the Facility Letter.

1.2	The Bank hereby advises an exceptional one-off waiver of the above-mentioned breaches.

1.3	Without prejudice to the foregoing, the waiver by the Bank of the above-mentioned breaches shall not impair any rights or privileges of the Bank under the Facility Letter, and the Bank may still at any time withdraw or cancel the whole or any part of the Facilities and/or demand repayment of all sums owing.

Issued by The Hongkong and Shanghai Banking Corporation Limited, Singapore Branch (UEN S16FC0010A).

The Hongkong and Shanghai Banking Corporation Limited is incorporated in the Hong Kong SAR with limited liability.

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28 July 2023

2.	General

2.1	Save as revised or supplemented herein, all other provisions of the Facility Letter shall continue to apply and to remain in full force and effect.

2.2	Without prejudice to the terms and conditions of the Facility Letter, the Facilities are subject to review from time to time. Notwithstanding any other provisions in the Facility Letter, the Bank shall have the unrestricted discretion to cancel or suspend, or to determine whether or not to permit drawings in relation to the Facilities, and the overriding right of repayment on demand, including the right to call for cash cover on demand for prospective and contingent liabilities.

This letter is for your reference only and requires no acknowledgement.

Yours faithfully

/s/ Lionel Wee	/s/ David Sim
Lionel Wee	David Sim
Vice President	Senior Vice President and Team Head
Commercial Banking	Commercial Banking